ING INVESTORS TRUST

ING Multi-Manager International Small Cap Portfolio

(“Portfolio”)

Supplement dated July 15, 2009 to the Portfolio’s

Adviser Class (“ADV”), Institutional Class (“Class I”),

Service Class (“Class S”) and Service 2 Class Prospectuses and

related Statement of Additional Information

each dated May 1, 2009

On July 10, 2009, the Board of Trustees of ING Investors Trust approved a proposal to liquidate the Portfolio.  The proposed liquidation is subject to shareholder approval.  If shareholder approval is obtained, it is expected that the liquidation will take place during the fourth quarter of 2009. Shareholders will be notified if the liquidation is not approved.  You will be receiving an additional communication from the Portfolio explaining the liquidation as well as providing information regarding your exchange options.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE